UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2008

VioQuest Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-16686	58-1486040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Mt. Airy Road, Suite 102
Basking Ridge, NJ 07920
(Address of principal executive offices)

(908) 766-4400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2008, the Board of Directors of VioQuest Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s 2003 Stock Option Plan (the “Plan”) increasing the number of shares of common stock available for issuance under the Plan by 250,000 shares. A copy Plan, as amended, is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

On June 13, 2008, pursuant to authorization of the Board of Directors of VioQuest Pharmaceuticals, Inc. (the “Company”), the Company awarded stock options pursuant to the Plan to Michael Becker, the Company’s Chief Executive Officer; and Brian Lenz, the Company’s Chief Financial Officer. Dr. Becker was awarded an option to purchase 20,000 shares of common stock and Mr. Lenz received an option to purchase 80,000 shares. Each option has a term of 10 years and is exercisable at a price of $0.54 per share. The options vest in three equal annual installments commencing on June 13, 2008 and are exercisable for so long as Dr. Becker and Mr. Lenz remain employed by the Company; provided, however, that the vesting of the options will accelerate and the options will be deemed immediately vested upon the occurrence of a “change of control” transaction, as defined in the agreements evidencing the options. Copies of the stock options agreements evidencing the option grants are filed with this report as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

In addition, the Board also authorized and awarded stock options pursuant to its 2003 Stock Option Plan to the Company’s three directors, Stephen Rocamboli, Michael Weiser and Johnson Lau. Each director was awarded an option to purchase 100,000 shares of common stock. Each option has a term of 10 years and is exercisable at a price of $0.54 per share. The options vest in three substantially equal annual installments commencing on June 13, 2008. The vesting of the options will accelerate and the options will be deemed immediately vested upon the occurrence of a “change of control” transaction, as defined in the agreements evidencing the options. A copy of the form of the stock option agreement evidencing the option grants is filed with this report as Exhibit 10.4, and is incorporated herein by reference.

At the same time, the Board authorized amendment of previously granted stock options, in order to bring the exercise price in line with the current market price of the Company’s stock. The Amendment to the Stock Option Agreement amends the exercise price of each stock option to be $0.54 per share. A copy of the form of the Amendment to stock option agreement is filed with this report as Exhibit 10.5, and is incorporated herein by reference. A complete list of the options effected by this amendment is filed with this report as Exhibit 10.6, and is incorporated herein by reference. All other terms and conditions remain the same, with the exception of the options granted to Michael Becker. In addition to the amendment of exercise price, Dr. Becker’s two option agreements were amended to change the “Change of Control” provisions such that, one-half of the currently unvested options shall immediately vest if the Corporation’s Market Capitalization, as such term is defined in the Employment Agreement, then exceeds $15 Million but is less than $30 Million and all of the currently unvested Becker Options shall immediately vest if the Corporation’s Market Capitalization then exceeds $30 Million. Copies of these amendments to Dr. Becker’s stock option agreements are filed with this report as Exhibits 10.7 and 10.8 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	2003 Stock Option Plan, as Amended through June 13, 2008.
10.2	Form of Stock Option Agreement dated June 13, 2008 between VioQuest Pharmaceuticals, Inc. and Michael Becker.
10.3	Form of Stock Option Agreement dated June 13, 2008 between VioQuest Pharmaceuticals, Inc. and Brian Lenz.
10.4	Form of Director Stock Option Agreement dated June 13, 2008.
10.5	Form of Amendment to Stock Option Agreement dated June 13, 2008.
10.6	List of Stock Option Agreements to be amended by the Form attached hereto as Exhibit 10.5.
10.7	Amendment dated June 13, 2008 to Stock Option Agreement dated November 21, 2007 between VioQuest Pharmaceuticals, Inc. and Michael Becker for 501,334 shares.
10.8	Amendment dated June 13, 2008 to Stock Option Agreement dated November 21, 2007 between VioQuest Pharmaceuticals, Inc. and Michael Becker for 29,974 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VioQuest Pharmaceuticals, Inc.

Date: June 19, 2008	By:	/s/ Michael Becker
Michael Becker
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2003 Stock Option Plan, as Amended through June 13, 2008.

10.2	Form of Stock Option Agreement dated June 13, 2008 between VioQuest Pharmaceuticals, Inc. and Michael Becker.

10.3	Form of Stock Option Agreement dated June 13, 2008 between VioQuest Pharmaceuticals, Inc. and Brian Lenz.

10.4	Form of Director Stock Option Agreement dated June 13, 2008.

10.5	Form of Amendment to Stock Option Agreement dated June 13, 2008.

10.6	List of Stock Option Agreements to be amended by the Form attached hereto as Exhibit 10.5.

10.7	Amendment dated June 13, 2008 to Stock Option Agreement dated November 21, 2007 between VioQuest Pharmaceuticals, Inc. and Michael Becker for 501,334 shares.

10.8	Amendment dated June 13, 2008 to Stock Option Agreement dated November 21, 2007 between VioQuest Pharmaceuticals, Inc. and Michael Becker for 29,974 shares.